Exhibit 10.6

SECURED PROMISSORY NOTE

August 15, 2019                      $1,760,000.00                      San Diego, California

PREAMBLE

For Value Received, Borrower (defined in Section 1) promises to pay to the order of Lender (defined in Section 1), at Lender’s address stated in Section 1, or at such other place as Lender may, at times, designate to Borrower in writing, the principal sum of One Million Seven Hundred Sixty Thousand Dollars ($1,760,000), with Interest and Late Charges as provided herein from August 15, 2019, until paid in full.

AGREEMENT

1. Certain Definitions. As used in this Note, each term has the meaning stated:

1.1. Parties.

(a) “Borrower” means Green Hygienics Holdings Inc., a Nevada corporation. Borrower’s Notice address is 13795 Blaisdell Place, Suite 202, Poway, CA 92064.

(b) “Lender” means Home Loan Eagle, Inc., a California corporation, or order. Lender’s Notice and payment address is 1190 Park Avenue, San Jose, CA 95126.

1.2. Additional Defined Terms.

(a) “Affiliate” means any Person or entity that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with another Person and also includes, without limitation, any Person related to another Person by blood, marriage, adoption, employment and/or business or personal relationships.

(b) “Close of Escrow,” “Closing Date,” and “Closing” are alternative terms, all of which mean and refer to the close of the Escrow (as defined herein).

(c) “Collateral Security” means, as applicable, and without limitation, all deeds of trust, mortgages, UCC Financing Statements, pledge agreements, guarantees, the Hemp Registration and all like documents that also constitute security for Loan repayment.

(d) “Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(e) “Cure Period” means: (i) with respect to a payment obligation arising under this Note, the period that starts on the Day that obligation first became due and ends at 5:00 p.m. California time on the tenth (10th) Day thereafter; and (ii) with respect to any other Event of Default under this Note, the period that starts when the Event of Default occurs and ends at 5:00 p.m. California time on the tenth (10th) Day thereafter. The Cure Period is not extended if the last Day is a Saturday, Sunday, or United States or California legal holiday.

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 1 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19

(f) “Day” mean a calendar day. “Business Day” means each Day that is not a Saturday, Sunday or United State federal and/or California state legal holiday.

(g) “Eagle” (Mortgage Broker) is defined in Section 6.

(h) “Effective Date” means August 15, 2019.

(i) “Escrow,” “Escrow Officer,” “Escrow Holder,” and “Title Company” mean and refer to Debbie Fritz, Escrow Officer, and First American Title Company, 3400 Central Avenue, Suite 100, Riverside, CA 92506 and to the escrow through which this transaction will be consummated. This Note also constitutes instructions to Escrow Holder.

(j) “ERISA” is defined in Section 17.

(k) “Environmental Laws” is defined in Section 16.

(I) “Event of Default” is defined in Section 8.

(m) “Green” (Attorney) is defined in Section 6.

(n) “Hazardous Material” is defined in Section 16.

(o) “Hemp Registration” mean Registration #: 37-190022G issued by Borrower by the County of San Diego, California, Department of Agriculture, Weights and Measures, for cultivation of industrial hemp on the terms therein and under controlling laws.

(p) “Indemnify” and “Indemnity” mean and include (i) the obligations of indemnity and defense (with legal counsel selected by or, at its option, acceptable to the indemnitee); (ii) the indemnitor’s agreement to release and hold harmless the indemnitee with respect to the matters Indemnified; and (iii) the interpretive rules set forth in California Civil Code Section 2778, specifically and intentionally excluding California Civil Code Section 2778(2), which does not apply to this Note.

(q) “interest” means simple interest calculated at fifteen percent (15%) per year based on a 360-day year (twelve 30-day months) payable on the unpaid principal balance of the Loan Amount, until all amounts due hereunder have been paid in full.

(r) “Late Charge” means a one-time non-recurring charge equal to ten percent (10%) of each Late Payment. Late Charges are due and payable immediately and do not accrue Interest. Borrower acknowledges that: (i) under the circumstances existing when Borrower signs this Note, it would be extremely difficult and impracticable to determine Lender’s actual damages resulting from any Late Payment; (ii) the agreed Late Charge is a reasonable estimate of those damages and does not constitute a penalty or forfeiture; and (iii) the inclusion of a Late Charge in this Note was a material inducement to Lender to make the Loan.

(s) “Late Payment” means an amount payable hereunder (including, without limitation, the final balloon payment) received by Lender after 5:00 p.m. on the last day of the Cure Period (which, at all events, may not be shorter than ten (10) Days).

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 2 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19

(t) “Loan” means the business loan made by Lender for the benefit of Borrower on the terms in this Note.

(u) “Loan Amount” means the principal sum of One Million Seven Hundred Sixty Thousand Dollars ($1,760,000), all of which Borrower confirms: (i) all of which, net of amounts payable by Borrower pursuant to Section 6, Borrower has received on the Effective Date and (ii) is fair, reasonable and sufficient consideration for its execution of this Note and each Collateral Security and Truth in Lending document as of the Effective Date.

(v) “Loan Origination Fee” is defined in Section 6.

(w) “Loan Processing Fee” is defined in Section 6.

(x) “Maturity Date” means the earliest of: (i) August 15, 2024; (ii) the Day on which all of Borrower’s Loan obligations have been paid in full; or (iii) the Day to which payment in full is accelerated as provided in this Note after an uncured Event of Default.

(y) “Note” means this Secured Promissory Note.

(z) “Note Preparation Legal Fee” is defined in Section 6.

(aa) “Notice” is defined in Section 15.

(bb) “Parties” means Borrower and Lender and “Party” means Borrower or Lender, as the context requires.

(cc) “Patriot Act” and “Patriot Act Offense” are defined in Section 17.

(dd) “Person” means and includes an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an unincorporated organization, a government or any department or agency thereof, or any entity similar to any of the foregoing.

(ee) “Prepay” and “Prepayment” both mean and include the payment made, before due and payable, that reduces the unpaid principal balance of the Loan Amount, and “Prepayment Charge” is defined in Section 6.

(ff) “Proceeding” means any action, suit, litigation, alternative dispute resolution mechanism, inquiry, hearing, investigation or proceeding of any kind commenced in, transferred to, confirmed by or appealed to a court or tribunal of any kind.

(gg) “Received” and “Receipt” are defined in Section 6.

(hh) “Riverside County PTR,” “Riverside County First DOT,” “Riverside County Second DOT,” and “Riverside Property” all are defined in Section 5.

(ii) “San Diego County PTR,” “San Diego County First DOT,” “San Diego County Second DOT,” and “San Diego Property” all are defined in Section 5.

(jj) “Securities Laws” means and includes, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, all rules and regulations issued by or under the authority of the United States Securities and Exchange Commission and each other controlling regulatory requirement imposed and judicial decision binding on Borrower as a publicly-traded company by the United States of America, the State of Nevada and/or the State of California.

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 3 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19

(kk) “Seller” (of the San Diego property) is defined in Section 5.

(ll) “Unconditional Payment” is defined in Section 12.

(mm) “Unpermitted Transfer” means (i) one or more transfers or attempted transfers by Borrower (or Person(s) who are part of Borrower) of all or substantially all of his or her assets made without Lender’s prior written consent and/or (ii) one or more transfers or attempted transfers (in each case, by assignment and/or delegation) by Borrower (or Person(s) who are part of Borrower) of all or any of Borrower’s rights and/or obligations arising under this Note made without Lender’s prior written consent.

2. Loan Purpose. This Note sets for the terms of a business loan made at the request of Borrower to be used and applied solely toward the purchase price of the San Diego Property. No part of the Loan Amount will or may be used for any personal, family, household and/or unrelated business purpose(s).

3. Note Term. The Term of this Note starts on the Effective Date and subject to acceleration as provided in this Note, ends on the Maturity Date.

4. Materiality and Reliance. Borrower represents it is financially sophisticated and fully understands the meaning and consequences of this Loan and all related material risks, and has obtained legal, tax and other advice to the fullest extent it deemed necessary before signing this Note. Borrower confirms Lender’s willingness to accept this Note and to make the related Loan expressly were conditioned upon the completeness, accuracy and truth of Borrower’s representations, warranties and covenants herein and in all related transactional documents.

5. Deeds of Trust and UCC Documents. The obligations performable by Borrower pursuant to this Note are secured by the Riverside County Second DOT, the San Diego County Second DOT and all filings and recordings of documents, as amended and assigned, if at all, made by Lender pursuant to the Uniform Commercial Code (UCC) as enacted in California (in the California Commercial Code), all of which constitute Collateral Security, and all of which Borrower agrees to sign, as necessary, and to permit to be recorded or filed, as the case may be. For all purposes of this Note and all related transactional documents:

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 4 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19

5.1. Riverside County, CA. The following deeds of trust on the real property in Menifee, Riverside County, California (“Riverside Property”), described more completely on Exhibit A, with the related legal description taken from the Preliminary Title Report dated as of July 23, 2019, issued by First American Title Company as its order number 0625-6003514 (gp); the “Riverside County PTR.”

(a) Riverside County First Deed of Trust. As used in this Note, “Riverside County First DOT” means the First Deed of Trust on the Riverside Property:

A deed of trust to secure an original indebtedness of $806,000.00 recorded JANUARY 11, 2019 as INSTRUMENT NO. 19-11503 OF OFFICIAL RECORDS.

Dated:	JANUARY 01, 2019
Trustor:	ARJUNA CAPITAL MANAGEMENT LLC, A CALIFORNIA LIMITED LIABILITY COMPANY
Trustee:	FIRST AMERICAN TITLE INSURANCE COMPANY
Beneficiary:	EAGLE HOME LOANS, INC.

According to the public records, the beneficial interest under the deed of trust was assigned to RONALD M. TATE, AS TRUSTEE OF THE RONALD M. TATE 1988 SEPARATE PROPERTY TRUST DATED APRIL 13, 1988, AS AMENDED by assignment recorded JANUARY 11, 2019 as INSTRUMENT NO. 19-11504 OF OFFICIAL RECORDS.

(b) Riverside County Second Deed of Trust. As used in this Note, “Riverside County Second DOT” means the non-subordinating Second Deed of Trust on the Riverside Property executed as Collateral Security for this Note and the Loan. The Title Company will prepare the Riverside County Second DOT before the Close of Escrow and will record the Riverside County Second DOT at the Close of Escrow. Borrower authorizes Lender and instructs Escrow Holder to record a Request for Notice of Default pursuant to California Civil Code Section 2924b in favor of Lender when the Riverside County Second DOT is recorded. Borrower understands and agrees Lender freely may assign this Note and the Riverside County Second DOT before, at, or after the Closing and agrees to cooperate fully and in good faith to complete that transaction.

5.2. San Diego County, CA. The following deeds of trust on the real property in the unincorporated area of San Diego County (“San Diego Property”), described more completely on Exhibit B.

(a) San Diego County First Deed of Trust. As used in this Note, “San Diego County First DOT” means the First Deed of Trust on the San Diego Property recorded in favor of the Seller to Borrower (in that transaction, the Buyer) of the San Diego Property, the purpose of which is to secure part of the purchase price payable by Borrower for that property. The underlying promissory note is for $2,750,000, with 6% interest and monthly payments of $13,370 per month. The landowner/seller secured by the San Diego County First DOT is “Charles Frederick Kreutzkamp, Trustee of the Charles Frederick Kreutzkamp and Alma Jean Kreutzkamp 2000 Revocable Trust dated August 17, 2000, subject to item nos. 14, 15, 16, 22, 23 and 24” (“Seller”), with each stated exception (Exceptions 14, 15, 16, 22, 23 and 24) referring to and meaning the corresponding exceptions to the title of the San Diego Property, each as set forth in the Preliminary Title Report dated as of March 14, 2019, issued by First American Title Company as its order number RTE-5894595 (gp); the “San Diego County PTR.”

(i) No Impairment. Borrower agrees that it will not by act, omission to act, waiver and/or agreement modify the San Diego County First DOT or any term thereof as recorded at the Closing without Lender’s prior written consent, which may be granted, conditioned or withheld in Lender’s sole discretion, if the modification does or likely would alter in any material way Lender’s responsibilities, rights, remedies, risks under this Note, the Riverside County Second DOT and/or the San Diego County Second DOT, or otherwise alter Lender’s rights and/or the validity, priority or enforceability of one or more of those documents.

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 5 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19

(ii) Additional Borrower Covenants. As further material consideration for Lender’s agreement to make the Loan, Borrower agrees to cause Seller to: (A) omit from the San Diego County First DOT language, the operative effective of which, precludes or restricts further encumbrances of the property secured by the San Diego County First DOT, and that specifically authorizes Lender and Borrower to cause the Escrow Holder to record the San Diego County Second DOT at the Closing; and (B) to insert in the San Diego County First DOT language acceptable to Seller, to Lender, and to the Title Company that authorizes Lender and instructs Escrow Holder to record a Request for Notice of Default pursuant to California Civil Code Section 2924b in favor of Lender when the San Diego County Second DOT is recorded, without delay, or notice given to, or further consent received from Seller, all without causing a default, or acceleration of any payment due, under the San Diego County First DOT or any obligation that it secures.

(iii) Matters of Public Record. Borrower agrees that it will comply with all, without violating any, matters of record that pertain to the San Diego Property including, without limitation, the title matters disclosed by the San Diego PTR.

(b) San Diego County Second Deed of Trust. As used in this Note, “San Diego County Second DOT” means the non-subordinating Second Deed of Trust on the San Diego Property executed as Collateral Security for this Note and the Loan. The Title Company will prepare the San Diego County Second DOT before the Close of Escrow and will record the San Diego County Second DOT at the Close of Escrow. Borrower agrees that Lender freely may assign this Note and the San Diego County Second DOT before, at, or after the Close of Escrow and agrees to cooperate fully and in good faith to complete that transaction.

5.3. Borrower Default; Lender Cure Right. If Borrower defaults in satisfying the obligations of the Riverside County First DOT or the San Diego County First DOT, Lender (and each Lender Affiliate) may, but is not obligated to, service, satisfy and/or acquire the deed(s) of trust in default, all without objection or interference from Borrower or any Borrower Affiliate.

6. Payments Receipt/Application; Prepayments.

6.1. Payments of Principal, Interest and Late Charges.

(a) Monthly Payments. Monthly, starting on September 15, 2019, and continuing thereafter on the 15th Day of each month until the Maturity Date (when the balloon payment is due), Borrower will pay to Lender Twenty Two Thousand Dollars ($22,000).

(b) Late Charge Payments. Each Late Payment will be assessed a Late Charge due immediately. Borrower has read, understands and agrees as follows:

BY ITS SIGNATURE(S) BELOW, BORROWER AGREES THAT IT WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO FIX LENDER’S ACTUAL DAMAGES RESULTING FROM BORROWER’S FAILURE TO PAY ALL AMOUNTS PAYABLE BEFORE DELINQUENT. AS SUCH, BUT SUBJECT TO ALL INTEREST LIMITATIONS HEREIN, BORROWER AGREES TO PAY ALL LATE CHARGES ON THE TERMS STATED HEREIN, NOT AS A PENALTY OR FORFEITURE, BUT AS AND FOR THE SUBSTANTIVE PURPOSE OF DEFRAYING LENDER’S EXPENSES INCIDENT TO SERVICING THE LOAN AND HANDLING AMOUNTS PAST DUE, IN EACH CASE, AS PERMITTED BY CALIFORNIA BUSINESS AND PROFESSIONS CODE SECTION 10242.5. BORROWER AGREES THAT A NON-RECURRING CHARGE OF TEN PERCENT (10%) OF EACH LATE PAYMENT IS A REASONABLE ESTIMATE OF THE DAMAGES CAUSED TO LENDER BY EACH LATE PAYMENT. ALL LATE CHARGES ARE PAYABLE BY BORROWER WITHOUT PREJUDICE TO LENDER’S RIGHTS TO COLLECT OTHER AMOUNTS (INCLUDING, WITHOUT LIMITATION, INTEREST) PAYABLE PURSUANT TO THIS NOTE AND/OR A DEED OF TRUST THAT, AS COLLATERAL SECURITY, SECURES REPAYMENT OF THIS NOTE.

Borrower’s Signature	Borrower’s Signature

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 6 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19

(c) Balloon Payment; Balance. All amounts not previously paid pursuant to this Note are due and payable on the Maturity Date, as it may be accelerated.

6.2. Payment Receipt. A payment only shall be “Received” by Lender (and Lender’s “Receipt” thereof) if it is (a) an Unconditional Payment; (b) made for the full amount due (or more); (c) delivered to the address designated by Lender in or pursuant to Section 1; (d) in Lender’s possession before the end of the applicable Cure Period; and (e) honored by the financial institution upon which it is drawn when first presented for payment or deposit or otherwise negotiated.

6.3. Payment Application. Except as otherwise expressly provided herein, all payments and Prepayments Received by Lender first shall be applied to Late Charges, then to Interest, and then to the unpaid principal balance of the Loan Amount. All amounts payable hereunder must be paid with lawful money of the United States of America.

6.4. Unpaid Interest. The Loan Amount and all accruing but unpaid Interest amounts will be added to and become part of the unpaid principal balance of the Loan Amount, all of which is payable no later than the Maturity Date. Interest will accrue starting on the Effective Date and will continue to accrue until all obligations herein have been paid in full.

6.5. Interest Rate Exemption; TILA. This Note, all related Collateral Security, and each other document that is part of this Loan transaction was made or arranged by Home Loan Eagle, Inc. dba Eagle Home Loans, 1190 Park Avenue, San Jose, CA 95126, a real estate broker licensed by the California Department of Real Estate (DRE Lie.# 01516411; NMLS # 234440) and, therefore, are exempt from the Interest limitations in Article XV of the California Constitution and California Civil Code Section 1916.1. In connection with this exemption, Borrower agrees to sign and to deliver to Escrow Holder before the Closing all documents required by Lender and Escrow Holder to comply with the (U.S. Federal) Truth in Lending Act.

6.6. Savings Clause. If, notwithstanding anything herein, the Interest rate in this Note, Received Late Charges, and/or or any combination of the two, ever exceed the maximum rate(s) pertaining thereto permitted by controlling law, and as Borrower’s exclusive remedy, all excess payments, if any, immediately will be applied to reduce the outstanding principal balance or refunded to Borrower at Borrower’s option and all such unpaid amounts automatically will be reduced to the maximum amount permitted by controlling law.

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 7 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19

6.7. Non-Revolving Loan. This Note is not a revolving note or line of credit. No principal amount repaid may be re-borrowed and Borrower has no right or option under any circumstances to borrow from Lender more than the original Loan Amount.

6.8. Repayment. All amounts payable hereunder are due and payable as provided herein but, at all events, no later than the Maturity Date as it may be accelerated.

6.9. Prepayment. Borrower confirms that it understands and agrees that the accrual, payment and Receipt by Lender the Interest payments provided for herein were material inducements to Lender’s willingness to make the Loan and, without the terms of this Section being part of this Note, Lender would not have made the Loan. Accordingly, and with Borrower’s agreement that the Prepayment terms in this Section are fair and reasonable on and as of the Effective Date, Borrower agrees that Lender is not required to accept any Prepayment made in violation of this Section, and:

(a) Prepayments. Borrower may prepay the Loan, in full. but not in part, by delivering to Lender all of the following, which are effective when Received by Lender: (i) all unpaid Late Charges; (ii) all accrued but unpaid Interest charges; (iii) the unpaid principal balance of the Loan Amount; and (iv) a Prepayment Charge equal to six (6) months (180 Days) of Interest calculated on the unpaid Loan Amount principal (“Prepayment Charge”). Borrower may not make, and Lender is not required to accept, any partial Prepayment of the Loan Amount. Lender only will accept full Prepayment of the Loan Amount pursuant to this Section 6.

(b) Prepayment Charges. Borrower agrees that the Prepayment Charges in this Note are a fair premium payable by Borrower for the right to prepay the Loan, without default, before the Maturity Date, do not constitute a penalty or forfeiture, and are fully consistent with and constitute a material part of the Parties’ business deal reflected in this Note.

(c) Waiver of Business and Professions Code Section 10242.5.

BY ITS SIGNATURE(S) BELOW, BORROWER AGREES IT IS LIABLE FOR PAYMENT OF THE PREPAYMENT CHARGES DESCRIBED HEREIN, IF (i) BORROWER MAKES A PREPAYMENT PERMITTED BY THIS NOTE OR (ii) IF LENDER EXERCISES ITS RIGHT TO ACCELERATE PAYMENT OF THE LOAN INCLUDING, WITHOUT LIMITATION, ACCELERATION UNDER A DUE-ON-SALE CLAUSE. TO THE EXTENT CALIFORNIA CIVIL CODE SECTION 2954.10 IS OR MAY BE INTERPRETED TO BE APPLICABLE TO THIS LOAN, AND ON A FULLY INFORMED BASIS, BORROWER VOLUNTARILY, IRREVOCABLY, AND UNCONDITIONALLY WAIVES ALL RIGHTS UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 AND EACH SUCCESSOR STATUTE. WITHOUT LIMITING ANY OTHER TERM HEREIN, BORROWER AGREES THAT LENDER MADE THE LOAN PURSUANT TO THIS NOTE IN MATERIAL RELIANCE ON BORROWER’S AGREEMENTS IN THIS SECTION.

Borrower’s Signature	Borrower’s Signature

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 8 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19

6.10. Loan Origination. Processing and Note Preparation Legal Fee.

(a) Loan Origination Fee. As a material inducement to Lender to make this Loan, without which Lender would not have agreed to make this Loan, on the terms in this Section, Borrower agrees to pay to Lender a “Loan Origination Fee” One Hundred Seventy Six Thousand Dollars ($176,000), which equals ten percent (10%) of the Loan Amount that Borrower hereby agrees to pay to Lender on the terms herein. Borrower understands and agrees that that Lender will short-fund (net-fund) the Loan Amount into Escrow and that Borrower will receive through Escrow only One Million Six Hundred Thousand Dollars ($1,600,000) of the Loan Amount, and that Lender will retain the remaining One Hundred Seventy Six Thousand Dollars ($176,000) as the Loan Origination Fee. The Loan Origination fee is part of the Loan Amount and will earn Interest as if actually delivered to Borrower.

(b) Loan Processing Fee. As a material inducement to Lender to make this Loan, without which Lender would not have agreed to make this Loan, on the terms in this Section, Borrower agrees to pay to Home Loan Eagle, Inc., a California corporation dba Eagle Home Loans (“Eagle”), a “Loan Processing Fee” equal to Two Thousand Seven Hundred Dollars ($2,700). The Loan Processing Fee is payable to Eagle, as the originating mortgage broker that made or arranged this Loan transaction. Borrower agrees to sign all further authorizations and consents required by Eagle, Lender and/or the Title Company to disburse these funds to Eagle at the Closing, by federal funds wire transfer, completed at Borrower’s expense, and expressly and irrevocably authorizes Eagle to deposit in Escrow, and agrees to approve, Eagle’s Escrow Demand for the $2,700 Loan Processing Fee.

(c) Note Preparation Legal Fee. As a material inducement to Lender to make this Loan, without which Lender would not have agreed to make this Loan, on the terms in this Section, Borrower agrees to pay to Larry S. Green, Attorney at Law (“Green”), a “Note Preparation Legal Fee” equal to Five Thousand Two Hundred Dollars ($5,200). The Note Preparation Legal Fee is payable to Green, the California-licensed attorney (CSB #111062) who prepared this Note. Borrower agrees to sign all further authorizations and consents required by Green, Lender, Eagle and/or the Title Company to disburse these funds to Green at the Closing, by federal funds wire transfer, completed at Borrower’s expense, and expressly and irrevocably authorizes Green to deposit in Escrow, and agrees to approve, Green’s Escrow Demand for the $5,200 Note Preparation Legal Fee.

6.11. Closing Costs. No later than the Closing, Borrower will pay or make arrangements approved by Escrow Holder to pay (a) all amounts required to bring current all exceptions to title pertaining to the Riverside Property; (b) all amounts required to bring current all exceptions to title pertaining to the San Diego Property; (c) all premiums related to lender’s policies of title insurance acceptable to Lender and issued by the Title Company to and for the benefit of Lender at Closing for the Riverside County Second DOT and the San Diego County DOT; and (d) all closing costs including, without limitation title, escrow, filing, wire, recording, and document delivery/processing charges and charges related to this Loan and each other Escrow Holder, Title Company, and third party (including governmental agency and other authority and all other closing) fees, costs, and charges, all without any Lender contribution.

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 9 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19

7. Assignment: Acceleration. Borrower may not assign all or any part of this Note without Lender’s prior written consent. A transfer in violation of this Section is an Unpermitted Transfer. Lender may assign all or any part of this Note by an allonge or as otherwise permitted and all related Collateral Security and, when given Notice thereof Borrower agrees it will honor each transferee as its Lender. If the Note is accelerated due to Borrower’s Unpermitted Transfer, the Maturity Date automatically will be the accelerated due date and all amounts payable hereunder immediately will be due and payable. The Riverside County Second DOT and the San Diego County Second DOT each contains the following language: “In the event the herein described property, or any part thereof, or any interest therein, is sold, agreed to be sold, conveyed or alienated by the Trustor, or by the operation of law or otherwise, all obligations secured by this instrument, irrespective of the maturity dates expressed therein, at the option of the holder hereof, and without demand or notice, shall immediately become due and payable.”

8. Events of Default. Separately, each of the following constitutes an independent event of default (“Event of Default”), the occurrence of which shall, unless remedied before the end of the related Cure Period, at the option of Lender and without Notice to Borrower, cause all unpaid principal, Interest and Late Charges under this Note at once to become due and payable, thereby accelerating the Maturity Date, and rendering all such amounts immediately collectible, whether or not there has been a prior demand, and without any need to make demand, for payment and regardless of any alternate Maturity Date:

8.1. The appointment, pursuant to an order of a court of competent jurisdiction, or a trustee, receiver, or liquidator of Borrower, or any attachment, execution, or other judicial seizure of all or any substantially portion of Borrower’s assets which attachment, execution, or seizure is not discharged within thirty (30) Days.

8.2. If Borrower is enjoined, restrained or prevented by court order from conducting all or a substantial part of its business affairs, and such proceedings or injunction have not been dismissed or stayed within thirty (30) Days from the date of filing of such proceeding or entry of such injunction.

8.3. The filing by or against Borrower of a petition in bankruptcy or for an arrangement or for reorganization or for other form of debtor relief pursuant to the federal Bankruptcy Act, as amended or replaced from time to time, or any other law, federal or state, whether now existing or hereafter amended or enacted, relating to insolvency or debtor relief (except that in the case of a filing against Borrower, default shall not exist unless Borrower fails to have the proceeding discharged within thirty (30) Days after such filing), or the adjudication of the Borrower as bankrupt or insolvent by a decree of a court of competent jurisdiction, or the making of an assignment for the benefit of creditors, or the admission by Borrower in writing of its inability to pay its debts generally as they become due, or the giving of consent by Borrower to the appointment of a receiver or receivers of all or any part of its property.

8.4. Borrower becomes insolvent or bankrupt, is generally not paying its debts as they become due, or makes an assignment for the benefit of creditors, or a trustee or receiver is appointed for the Borrower or for the greater part of the properties of the Borrower with the consent of the Borrower, or if appointed without the consent of the Borrower, such trustee or receiver is not discharged within thirty (30) Days, or bankruptcy, reorganization, liquidation or similar proceedings are instituted by or against the Borrower under the laws of any jurisdiction, and if instituted against the Borrower are consented to by it or remain undismissed for thirty (30) Days, or a writ or warrant of attachment or similar process shall be issued against a substantial part of the property of the Borrower and shall not be released or bonded within thirty (30) Days after levy.

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 10 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19

8.5. A payment made: (a) is dishonored by the financial institution upon which drawn, (b) or other than an Unconditional Payment; and/or (c) constitutes Late Payment.

8.6. An Unpermitted Transfer or attempted Unpermitted Transfer.

8.7. A default by the Borrower in making any payment of principal, Interest, Late Charge, and/or any other amount payable under this Note when due and/or Lender’s non-Receipt of all amounts due hereunder before that payment becomes a Late Payment.

8.8. A default by the Borrower in the payment of any indebtedness for borrowed money or in the observance or performance of any covenant or condition contained in any agreement or instrument evidencing, securing, or relating to any such indebtedness, and continuance of any such default for a period sufficient to cause or permit the accelerated maturity thereof. As used in this Section, the term “Borrower” includes Borrower’s Affiliates.

8.9. A default in the observance or performance of any term in or agreement of Borrower in this Note and/or any Collateral Security document and continuance of any such default for five (5) Business Days after Notice thereof is delivered to the Borrower including, without limitation, the Riverside County First DOT and/or the San Diego County First DOT.

8.10. Any representation or warranty made by the Borrower in this Note or in any certificate furnished by the Borrower, is untrue or misleading in any material respect.

8.11. Any agreement by which Borrower agrees to give away all or any Control or ownership of any of Borrower’s assets, other than as reasonable charity to a non-profit entity.

8.12. The encumbrance of any of Borrower’s property, real, personal or mixed, by any judgment, assessment lien, pledge, security instrument, deed of trust, mortgage or any other charge or encumbrance, unless made with Lender’s prior written consent.

8.13. The failure of Borrower to keep current, valid, in good standing, and free from disciplinary proceedings and all other impairments, all registrations, licenses, permits, bonds, insurance requirements, approvals and consents issued by a governmental agency that are necessary for Borrower to have in order to transact business in the State of California.

8.14. Borrower’s breach or repudiation of one or more of the restrictions on Borrower’s corporate authority imposed by this Note.

8.15. Borrower’s violation of one or more of the Securities Laws.

8.16. Any filing by or on behalf of Borrower with any governmentally authority or any related communication that is contrary, in any material respect, to the terms of this Note.

8.17. Borrower’s violation or loss or, or non-curable/uncured default under the Hemp Registration as extended or otherwise modified by San Diego County, California.

8.18. The incurrence on or after the Effective Date by Borrower of any debt that by its terms is or becomes, either voluntarily or involuntarily, senior or entitled to priority payment ahead of this Note, excluding only the San Diego County First DOT.

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 11 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19

8.19. Delisting, termination and/or suspension, whether voluntary or involuntary, of Borrower’s right to trade shares of its stock on the OTCQB exchange.

8.20. Any event, occurrence or transaction of any kind by, without the prior written consent of Lender, or that involves Borrower, directly or indirectly, that, by design or consequences, for any time impairs or eliminates the ability of Borrower or any Person who is part of Borrower to meet its obligations under this Note, fully and as they become due.

9. Lender’s Remedies. Lender’s remedies in this Note, at law, and in equity, are cumulative and concurrent, and may be pursued singly; successively, in any order; or together, in each case, in Lender’s discretion.

10. Waivers. SEVERALLY, EACH FOR ITSELF, BORROWER, AND EACH AND ALL ENDORSERS, GUARANTORS AND SURETIES OF THIS NOTE, AND ALL OTHER PERSONS NOW OR IN THE FUTURE LIABLE ON THIS NOTE KNOWINGLY, VOLUNTARILY, ABSOLUTELY, IRREVOCABLY AND UNCONDITIONALLY WAIVES, RENOUNCES AND, TO THE FULLEST EXTENT ALLOWED BY LAW, DISCLAIMS ALL RIGHTS WITH RESPECT TO:

10.1. Presentment for payment, demand, Notice of demand and of, dishonor and nonpayment of this Note, Notice of intention to accelerate the maturity of this Note, protest and Notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, or releases of security, in whole or in part, with or without Notice, before or after maturity.

10.2. The benefits of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note. The pleading of any statute of limitations as a defense to any demand is waived irrevocably, knowingly and voluntarily, all to the fullest extent permitted by law.

10.3. TRIAL BY JURY, AND THE RIGHT TO CLAIM OR RECEIVE SPECULATIVE, PUNITIVE OR CONSEQUENTIAL DAMAGES, IN ANY PROCEEDING ARISING OUT OF OR IN ANY WAY ASSOCIATED WITH THE INDEBTEDNESS EVIDENCED HEREBY, THE RELATIONSHIP OF THE PARTIES HERETO AS LENDER AND BORROWER, THIS NOTE OR THE ACTIONS OF THE PARTIES HERETO TAKEN OR OBLIGATED TO BE TAKEN CONNECTION WITH ANY OF THE FOREGOING.

10.4. Borrower acknowledges: (a) the terms of this Section were a material inducement to Lender accept this Note and to lend the Loan Amount to Borrower; (b) without the inclusion of this Section, Lender would not have agreed to make the Loan; and (c) the terms of this Section, the Loan and the Note are fair and reasonable, all on Effective Date and as of the date(s) on which this Note was signed.

Borrower’s Signature	Borrower’s Signature

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 12 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19

11. No Waiver: Amendment. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a partial or past due payment, or indulgences granted from time to time shall be construed (a) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Lender thereafter to insist upon strict compliance with the terms of this Note, or (b) to prevent the exercise of such right of acceleration or any other right granted hereunder or by any applicable laws; and Borrower hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any Person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note, either in whole or in part unless Lender agrees in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

12. Unconditional Payment. Borrower is obligated to pay principal, Interest, Late Charges and all other amounts which become payable hereunder absolutely and unconditionally (“Unconditional Payment”) and without any abatement, postponement, diminution or deduction and without any reduction for counterclaim, offset or setoff, whether or not such amounts otherwise do or might constitute compensating cross-demands. If, at any time, any payment Received by Lender hereunder is deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

13. Relationship of Parties: Indemnity. Lender shall not be deemed to be a partner, joint venturer, alter-ego, manager, franchisor, Controlling Person or other business associate or participant of any kind of Borrower or any Borrower Affiliate in connection with this Note or any action taken under this Note. Lender’s activities in connection with this Note shall not be “outside the scope of the activities of a lender of money” within the meaning of California Civil Code Section 3434, as modified or recodified from time to time. Lender shall not be deemed responsible for or a participant in any acts, omissions or decisions of Borrower or the consequences thereof to Borrower and/or to other Persons. Borrower agrees to Indemnify Lender from and against all losses, costs, damages, expenses and liabilities, including reasonable attorneys’ fees, arising out of or resulting from an uncured Event of Default.

14. Bankruptcy and Reinstatement. To the maximum extent permitted by law, Borrower agrees that the liability of Borrower under this Note shall in no way be affected by (a) a payment or payments credited for any payment or payments made for the account of or on behalf of Borrower to Lender, which payment or payments, or any part thereof, are subsequently invalidated, determined to be fraudulent or preferential, voided, set aside and/or required to be repaid to any trustee, receiver, assignee or any other party whether under any Bankruptcy, State or Federal Law, common law or equitable cause or otherwise; (b) the release or discharge of Borrower in any creditor proceeding, receivership, bankruptcy or other similar proceeding, (c) the impairment, limitation or modification of the liability of Borrower or of any remedy for the enforcement of Borrower’ liability resulting from the operation of any present or future provision of Title 11 of the United States Code, as amended, or any other statute or proceeding affecting creditors’ rights generally, (d) the rejection or disaffirmance of Borrower’s obligations hereunder or any portion thereof in any such Proceeding, or (e) the cessation, from any cause whatsoever, whether consensual or by operation of law, of the liability of Borrower to Lender. The obligations of Borrower hereunder shall be revived, reinstated and continued in full force, and the rights of Lender shall continue, with respect to any amount at any time paid on account of Borrower’s obligations hereunder, which shall thereafter be required to be restored or returned by Lender upon the bankruptcy, insolvency or reorganization of Borrower, or otherwise, all as though such amount had not been paid.

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 13 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19

15. Notices. Notices required or permitted to be given pursuant to this Note (each, a “Notice”) must be delivered by at least one of the following methods: (a) personally; (b) electronically, by e-mail, e-Signature, or facsimile; (c) sent via USPS first class mail, registered mail, or certified mail (return receipt requested); or (d) deposited with a nationally recognized courier (such as Fed-Ex/UPS) for next Business Day delivery (with proof of delivery required). Notices must be given using the contact information in Section 1 or at another address in the United States designated pursuant to this Section by Borrower, Lender and/or a Holder of this Note and/or some or all of the Collateral Security documents. All postage or delivery fees must be paid or provided for by the sender. Notices are effective upon the earliest of: (i) actual receipt; (ii) acknowledged receipt; (iii) delivery refusal; (iv) the first Business Day after dispatch when sent by courier for next Business Day delivery; or (v) the second Business Day after dispatch when sent by USPS mail. A Notice given electronically is effective when transmitted if the transmission is completed on a Business Day before 5:00 p.m. at the delivery location; otherwise, on the next Business Day, in each case, as verified by a transmittal or delivery receipt or other confirmation if requested by any Party.

16. Environmental Laws and Hazardous Material. Borrower agrees that it will comply with, and will not violate, all or any Environmental Laws or cause, permit or allow the introduction of any Hazardous Material on any real property that constitutes Collateral Security for this Note. As used herein: (a) Environmental Laws” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601, et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901, et seq., the Toxic Substances Control Act, 15 U.S.C. Sections 2601, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801, et seq., the Clean Water Act, 33 U.S.C. Sections 1251, et seq., [The Safe Drinking Water and Toxic Enforcement Act of 1986 (Cal. H&S Code Sections 25249.5-25249.13), the Carpenter-Presley-Tanner Hazardous Substance Account Act (Cal. H&S Code Sections 25300, et seq.), and the California Water Code Sections 1300, et seq.,] as all such laws have been supplemented or amended as of the Effective Date, the regulations promulgated pursuant to said laws and any other federal, state or local law, statute, rule, regulation or ordinance which regulates or proscribes the use, storage, disposal, presence, cleanup, transportation or release or threatened release into the environment of Hazardous Material; and (b) “Hazardous Material” means any substance which is (1) designated, defined, classified or regulated as a hazardous substance, hazardous material, hazardous waste, pollutant or contaminant under any Environmental Law, as currently in effect or as hereafter amended or enacted; (2) a petroleum hydrocarbon, Including crude oil or any fraction thereof and all petroleum products; (3) PCBs; (4) lead; (5) asbestos; (6) flammable explosives; (7) infectious materials; (8) radioactive materials; or (9) listed or otherwise determined to have properties deleterious to human health and/or the environment.

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 14 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19

17. ERISA: Patriot Act: Patriot Act Offense. Borrower agrees that in making and performing this Loan and in executing and complying with the Collateral Security Documents, it will comply with ERISA and the Patriot Act and will not commit any violation of either or any Patriot Act Offense. As used herein: (a) “ERISA” means the Employee Retirement Income Security Act of 1974 and the regulations promulgated in connection therewith, all as amended from time to time; (b) “Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT ACT) of 2001, as the same may be amended from time to time, and corresponding provisions of future laws; and (c) “Patriot Act Offense” means a violation of the criminal laws of the United States of America or of any of the several states, or that would be a criminal violation if committed within the jurisdiction of the United States of America or any of the several states, relating to terrorism or the laundering of monetary instruments, including any offense under (i) the criminal laws against terrorism; (ii) the criminal laws against money laundering; (iii) the Bank Secrecy Act, as amended; (iv) the Money Laundering Control Act of 1986, as amended; or (v) the Patriot Act. “Patriot Act Offense” also includes the crimes of conspiracy to commit, or aiding and abetting another to commit, a Patriot Act Offense.

18. Time is of the Essence. Time is of the essence: the time to complete a performance obligation will not be extended because it falls on a non-Business Day, but a tendered payment actually Received by the Lender before the applicable Late Payment date does not constitute a Late Payment solely because Lender elects to present it for payment for the first time after the applicable Cure Period ends.

19. No Offsets. No indebtedness evidenced by this Note shall be offset by all or part of any claim, cause of action, or cross-claim of any kind, or as compensating cross-demands, whether liquidated or unliquidated, which Borrower now has or may hereafter acquire or allege to have acquired against Lender. To the fullest extent permitted by law and, except in the case of unreasonable claims, Borrower waives the benefits of any applicable law, regulation, or procedure which provides, in substance, that where cross demands for money exist between Persons at any point in time when neither demand is barred by the applicable statute of limitations, and an action is thereafter commenced by one such party, the other party may assert the defense of payment in that the two demands are compensated so far as they equal each other, notwithstanding that an independent action asserting the claim would at the time of filing the response be barred by the applicable statute of limitations.

20. Incorporated Material. The Preamble and each exhibit attached hereto are material parts of the Loan and this Note and are incorporated by reference.

21. No Third Party Beneficiaries. Nothing herein constitutes, creates or implies any enforceable right in any non-Party to this Note and/or any Collateral Security document.

22. Attorneys’ Fees. In a Proceeding that arises out of or in any way related to this Note or a modification hereof, the prevailing party is entitled to recover its attorneys’ fees and costs (whether or not otherwise recoverable) in addition to all other relief it obtains.

23. 8pplicable Law; Venue/Trial Forum and Consent to Jurisdiction. Borrower irrevocably agrees: in connection with any Proceeding to enforce, interpret, or otherwise arising from this Note, the laws of the State of California will apply and control without regard to conflicts of law rules and decisions, if any, that require the application of the laws or judicial decisions of another jurisdiction. In each such Proceeding, all state courts in California have all necessary subject matter jurisdiction, and all state courts in California have all authority necessary to exercise personal jurisdiction over the Parties, each of which voluntarily and irrevocably consents thereto. Venue for and hearing of all Proceedings exclusively will lie and remain in a California state court in San Diego County, California or Riverside County, California, or both, and in the courts to which either such court’s orders may be appealed.

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 15 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19

24. Securities Laws Compliance. As a further material inducement to Lender to make the Loan and to accept the Note and Collateral Security documents, Borrower represents and warrants that it is in compliance with all controlling Securities Laws and that if its execution, delivery and performance of the Note and/or some or all Collateral Security documents requires Borrower to take actions to remain in compliance with all Securities Laws, Borrower will do so completely and properly when and as required, all without any action by, obligation to act by, waiver of rights by, or increased risk or financial cost to Lender. Nothing in this Note or in any Collateral Security document constitutes the issuance or agreement or offer to issue a “security” as defined in or by the Securities Laws and/or any other controlling legal authority.

25. Corporate Action Restriction. Until Borrower repays all amounts due hereunder, Borrower will not: (a) modify or restate its Articles of Organization or Bylaws; (b) participate in any corporate merger, acquisition or reorganization; (c) change the composition of its Board of Directors in any way that is inconsistent with and materially and adversely affects Lender’s rights in and under the Note and or some or all of the Collateral Security documents; (d) issue or authorize the issuance of any additional shares of stock of any class and regardless of whether voting or non-voting; (e) will not engage in any forward or reverse stock split, however described; (f) will not redeem any outstanding shares of stock; (g) authorize or disburse any return of capital, preferred return or dividend amount to all or any of Borrower’s shareholders; (h) make any transfer of corporate assets or waived any rights except in the ordinary course of Borrower’s business; (i) increase the compensation of any corporate director or provide any bonus or other non-wage compensation to or as directed by any such Person; 0) fail to comply with all Securities Laws and all laws, judicial decisions, and administrative rules, regulations, licenses, registrations and other governmental agency requirements and/or filings, In each case, that relate in any way, to Borrower’s authorization to transact business under the laws of the United States of America, the State of Nevada, the State of California, the County of San Diego, California; (k) fail to satisfy the requirements of one or more governmental taxing authority; (I) excluding only required payments of interest, Borrower will not repay any debt to any corporate insider of Borrower including, without limitation, its directors, officers, agents, employees and shareholders. A breach of all or any part of this Section is a material breach of this Note, and an Event of Default not curable by any act, omission to act, Notice and/or the passage of time.

26. Miscellaneous. Subject to all transfer limitations: (a) this Note binds and inures to the benefit of Borrower, Lender and their permitted successors in interest; and (b) “Borrower” and “Lender” are deemed to include their respective permitted heirs, executors, legal representatives, successors, successor trustees, and assigns, whether by voluntary action or operation of law. Each Borrower who signs this Note is jointly and severally liable hereunder. All personal pronouns used in this Note, whether used in the masculine, feminine or neuter gender, shall include all other genders: the singular shall include the plural and vice versa. Titles of articles and section headings are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof. Time is of the essence with respect to all provisions of this Note. No ambiguity in this Note shall be construed in favor or against any party thereto or signer thereof. This Note includes the entire agreement between the Parties and relating to the subject matter hereof. Any and all prior agreements addressing the subject matter of this Note but which are not expressly set forth in this Note are merged into this controlling Note. California Evidence Code Section 622 provides that: “The facts recited in a written instrument are conclusively presumed to be true as between the parties thereto, or their successors in interest; but this rule does not apply to the recital of a consideration.” To the fullest extent permitted by controlling law, the Parties agree to modify that rule so that recitals of consideration also conclusively are presumed to be true as between the Parties to this Note.

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 16 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19

27. Survival. All of Borrower’s representations, warranties and performance obligations, and all of Lender’s rights, in each case as set forth in this Note and all Collateral Security documents survive: (a) the execution and delivery of this Note; (b) full payment of the Loan Amount and all accrued Interest, to the extent those obligations are not fully performed and continuing and (c) the entry of a judgment on this Note and/or foreclosure of one or more Collateral Security documents, in each case, for the longest period permitted by applicable law.

28. Resolution of Authority. Before executing this Note and before the Effective Date, Borrower will provide to lender an original ink corporate Resolution of Authority (alternatively, an Incumbency Certificate) that that, in addition to the other matters stated therein, that (a) that the Borrower has all power, right and all authority necessary to enter into and perform the terms of this Note and each document provided as Collateral Security, all without the joinder or consent of any Person and/or regulatory authority; (b) the names, titles (which must include the Borrower’s President and Secretary) and representative signatures of each Person signing the Note, each Collateral Security document and the Resolution of Authority for, in the name of, and on behalf of the Borrower; (c) that each Person identified in this Section has all power, right and all authority necessary to sign this Note, each Collateral Security document and the Resolution of Authority for, in the name of, and on behalf of the Borrower; (d) that Borrower is a Nevada corporation qualified to transact business in California and is in good standing with the States of Nevada and California; (e) that by entering into and performing the terms of the Note and each Collateral Security document, Borrower will not violate or cause a violation of its organizational documents, its filed registration documents, any agreement, law, judicial authority or other governmental/regulatory authority mandate that is binding on it; (f) that Borrower is a publicly traded corporation and trades on the OTCQB exchange under the symbol GRYN; and that with respect to this Loan, no portion of the Loan Amount will be used for any purpose that violates the laws and/or judicial decisions of the United States and/or California.

29. Cooperation. Borrower agrees to cooperate with Lender to effectuate this Note and all Collateral Security and Truth in Lending documents and to take all such further actions as necessary, to give effect the purposes of each such interrelated transactional document.

[THE REMAINDER OF THIS PAGE INTENTIONALLY WAS LEFT BLANK.]

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 17 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19

30. Execution Representations. Borrower represents, warrants and agrees: (a) before signing, it had a full and fair opportunity to consult with independent legal, tax and other advisors of its own selection regarding the advisability, significance and effect of this Note and has done so to the extent it deemed necessary; (b) it has read, considered and understands this Note and consents to all of the terms and conditions in this Note; (c) it executes this Note knowingly and voluntarily; (d) each Person signing below has the right and all authority necessary to sign and deliver this Note; (e) no signatures other than those below are required on its behalf to bind it to this Note; (f) except as expressly set forth in this Note, it is not relying on any representation, warranty or covenant concerning this Note, whether oral or written, express or implied; (g) the express representations, warranties and covenants in this Note are material and sufficient consideration for its execution of this Note; and (h) the terms and conditions of this Note are fair and reasonable under the circumstances existing as of the Effective Date. Borrower has executed this Note as of the Effective Date and agrees that it is effective as of the Effective Date regardless of the date(s) on which signed. Lender’s delivery of the Loan Amount to Borrower constitutes Lender’s acceptance of the terms of this Note on and effective as of the August 15, 2019 Effective Date of this Note. Agreed:

BORROWER:

Green Hygienics Holdings Inc., a Nevada corporation		Green Hygienics Holdings Inc., a Nevada corporation

By:		By:
	Ronald Wayne Loudoun		Ronald Wayne Loudoun
Its:	President and Chief Executive Officer	Its:	Secretary, CFO and Treasurer

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 18 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19

EXHIBIT A

LEGAL DESCRIPTION OF RIVERSIDE PROPERTY

IN RIVERSIDE COUNTY, CALIFORNIA, SECURING THIS NOTE
(EXTRACTED FROM THE RIVERSIDE COUNTY PTR)

LEGAL DESCRIPTION

Real property in the City of Menifee, County of Riverside, State of California, described as follows:

THAT PORTION OF SECTION 14, TOWNSHIP 5 SOUTH, RANGE 3 WEST, SAN BERNARDINO MERIDIAN, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEASTERLY CORNER OF LOT 1116 AS SHOWN ON MAP OF ROMOLA FARMS NO. 11, RECORDED IN BOOK 15, PAGE 32 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY THENCE SOUTH 89° 28’ 04” WEST, 1,831.57 FEET ON THE NORTHERLY LINES OF LOTS 1116, 1115, AND 1102 OF SAID ROMOLA FARMS NO. 11, TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89° 28’ 04” WEST, 450.00 FEET; THENCE SOUTH 00° 13’ 38” EAST, 738.03 FEET; THENCE NORTH 89° 28’ 04” EAST, 450.00 FEET; THENCE NORTH 00° 13’ 38” WEST, 738.03 FEET TO THE TRUE POINT OF BEGINNING.

SAID PROPERTY IS ALSO SHOWN ON THAT CERTAIN RECORD OF SURVEY RECORDED IN BOOK 118, PAGE 62 OF RECORDS OF SURVEY.

APN: 331-220-002-1 and 331-220-003-2

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 19 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19

EXHIBIT B

LEGAL DESCRIPTION OF SAN DIEGO PROPERTY

IN SAN DIEGO COUNTY, CALIFORNIA, SECURING THIS NOTE
(EXTRACTED FROM THE SAN DIEGO COUNTY PTR)

LEGAL DESCRIPTION

Real property in the unincorporated area of the County of San Diego, State of California, described as follows:

PARCEL 1: (APN: 602-170-02-00)

THE EAST HALF OF THE NORTHEAST QUARTER, AND THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER, IN SECTION 36, TOWNSHIP 17 SOUTH, RANGE 3 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO OFFICIAL PLAT THEREOF.

PARCEL 2: (APN: 604-010-02-00)

THE SOUTH HALF OF THE NORTH HALF OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER, AND THE NORTH HALF OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER, AND THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER, AND THE EAST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER AND THE EAST HALF OF THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER, ALL BEING IN SECTION 19, TOWNSHIP 17 SOUTH, RANGE 4 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO OFFICIAL PLAT THEREOF.

PARCEL 3: (APN: 604-050-01-00)

THE WEST HALF OF THE NORTHEAST QUARTER, AND OF THE WEST HALF OF THE SOUTHEAST QUARTER, AND THE EAST HALF OF THE NORTHWEST QUARTER AND THE EAST HALF OF THE SOUTHWEST QUARTER AND LOT 4, ALL BEING IN SECTION 30, TOWNSHIP 17 SOUTH, RANGE 4 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO OFFICIAL PLAT THEREOF.

PARCEL 4: (APN: 604-090-01-00)

THE NORTH HALF OF THE NORTHEAST QUARTER, AND THE EAST HALF OF THE NORTHWEST QUARTER, AND LOTS 1 AND 2, ALL BEING IN SECTION 31, TOWNSHIP 17 SOUTH, RANGE 4 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO OFFICIAL PLAT THEREOF.

August 15, 2019 Promissory Note; Loan Amount: $1,760,000 ___________ ___________ ___________	Page 20 of 20
Home Loan Eagle, Inc. (Lender); Green Hygienics Holdings Inc. (Borrower); San Diego, California
Green Hygienics Note v.4 ($1.76M) Aug-15-19